UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 14, 2011

Kratos Defense & Security Solutions, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-27231	13-3818604
(State or Other Jurisdiction of Incorporation)	Commission File Number	(I.R.S. Employer Identification Number)

4820 Eastgate Mall, San Diego, CA  92121
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 812-7300

N/A
(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On July 14, 2011, Kratos Defense & Security Solutions, Inc. (the “Company”) and the domestic restricted subsidiaries of the Company entered into a purchase agreement (the “Purchase Agreement”) with certain initial purchasers in connection with the Company’s previously announced private offering of $115 million aggregate principal amount of its 10% Senior Secured Notes due 2017 (the “Notes”). The Notes are being issued at a premium of 105%, for an effective interest rate of approximately 8.9%.  The estimated gross proceeds of approximately $121 million, which includes an approximate $6 million of issuance premium, will be used to finance, in part, the cash portion of the purchase price for the acquisition (the “Acquisition”) of Integral Systems, Inc., a Maryland corporation (“Integral Systems”), to refinance existing indebtedness of Integral Systems and its subsidiaries, to pay certain severance payments in connection with the Acquisition and to pay related fees and expenses. The issuance of the Notes will be conditioned upon the consummation of, among other things, the Acquisition. The offering of the Notes is expected to close on or about July 27, 2011.  The Notes and related guarantees will be secured by a lien on substantially all of the assets of the Company and its existing and future domestic restricted subsidiaries, subject to certain exceptions and permitted liens.

The Notes and the related guarantees are being offered inside the United States to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons in reliance on Regulation S under the Securities Act.

The Notes and the related guarantees have not been registered under the Securities Act, any other United States federal securities laws or the securities laws of any state and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws. This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy the Notes or any other securities, and shall not constitute an offer to sell or a solicitation of an offer to buy, or a sale of, the Notes or any other securities in any jurisdiction in which such offer, solicitation or sale is unlawful.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements relate to a variety of matters, including but not limited to: the Company’s intended use of the proceeds from the issuance of the Notes and other statements that are not purely statements of historical fact.  These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of the management of the Company and are subject to significant risks and uncertainty. Investors are cautioned not to place undue reliance on any such forward-looking statements.  All such forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise these statements, whether as a result of new information, future events or otherwise.

Item 8.01.  Other Events.

On July 15, 2011, the Company issued a press release announcing the pricing of the Notes. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.
(d)	Exhibits.
	99.1	Press Release dated July 15, 2011

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kratos Defense & Security Solutions, Inc.

By:             /s/ Deborah S. Butera
       Deborah S. Butera
       Senior Vice President, General Counsel & Secretary/Registered In-House Counsel

Date:  July 18, 2011

Exhibit 99.1

Kratos Defense & Security Solutions, Inc. Prices Offering of $115 Million of Tack-On to Existing 10% Senior Secured Notes Due 2017

Effective Interest Rate on Notes 8.9%

Notes Sold at Premium of 105%

Note Proceeds to be Used to Finance Integral Acquisition

SAN DIEGO, July 15, 2011 (GLOBE NEWSWIRE) -- Kratos Defense & Security Solutions, Inc. (Nasdaq:KTOS), a leading National Security Solutions provider, announced today that it has priced a private offering of $115 million aggregate principal amount of its 10% Senior Secured Notes due 2017 (the "Notes"). The estimated gross proceeds of approximately $121 million, which includes an approximate $6 million of issuance premium, will be used to finance, in part, the cash portion of the purchase price for the acquisition (the ‘‘Acquisition’’) of Integral Systems, Inc., a Maryland corporation (‘‘Integral Systems’’), to refinance existing indebtedness of Integral Systems and its subsidiaries, to pay certain severance payments in connection with the Acquisition and to pay related fees and expenses. The issuance of the Notes will be conditioned upon the consummation of, among other things, the Acquisition. The effective interest rate of the Notes, net of the issuance premium, is approximately 8.9% per annum. The offering of the Notes is expected to close on or about July 27, 2011.

The Notes and the related guarantees are being offered inside the United States to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and outside the United States to non-U.S. persons in reliance on Regulation S under the Securities Act.

The Notes and the related guarantees have not been registered under the Securities Act, any other United States federal securities laws or the securities laws of any state or other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities or blue sky laws and foreign securities laws. This press release shall not constitute an offer to sell, or the solicitation of an offer to buy, the Notes or any other securities, nor shall there be any sales of securities mentioned in this press release in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any offers of the Notes will be made only by means of a private offering memorandum.

About Kratos Defense & Security Solutions

Kratos Defense & Security Solutions, Inc. (Nasdaq:KTOS) is a specialized National Security business providing mission critical products, services and solutions for United States National Security priorities. Kratos' core capabilities are sophisticated engineering, manufacturing and system integration offerings for National Security platforms and programs. Kratos' areas of expertise include Command, Control, Communications, Computing, Combat Systems, Intelligence, Surveillance and Reconnaissance (C5ISR), unmanned systems, cyber warfare, cyber security, information assurance, critical infrastructure security and weapons systems sustainment. Kratos has primarily an engineering and technical oriented work force of approximately 3,900, the majority of which hold an active National Security clearance, including Secret, Top Secret and higher. The vast majority of Kratos' work is performed on a military base, in a secure facility or at a critical infrastructure location. Kratos' primary end customers are United States Federal Government agencies, including the Department of Defense, classified agencies, intelligence agencies and Homeland Security related agencies. News and information are available at www.KratosDefense.com.

The Kratos Defense & Security Solutions, Inc. logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=3519

Notice Regarding Forward-Looking Statements

This news release contains certain forward-looking statements that involve risks and uncertainties, including, without limitation, statements regarding the completion of the proposed offering and Kratos' use of the proceeds from the offering. Actual results or developments may differ materially from those projected or implied in these forward-looking statements. Factors that may cause such a difference include, without limitation, risks and uncertainties related to market conditions and the satisfaction of customary closing conditions related to the proposed offering. There can be no assurance that Kratos will be able to complete the proposed offering on the anticipated terms, or at all. For a further discussion of risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to Kratos' business in general, see the risk disclosures in Kratos' SEC filings, including its most recent Annual Report on Form 10-K for the year ended December 26, 2010 and in subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and other filings made with the SEC by Kratos. All forward-looking statements included in this news release are based on information available at the time of the release. Kratos is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Exhibit 99.1
CONTACT: Press Contact:

         Yolanda White

         858-812-7302 Direct

         Investor Information:

         877-934-4687

         investor@kratosdefense.com

Source: Kratos Defense & Security Solutions, Inc.

News Provided by Acquire Media